THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


Direct Dial:  (219) 455-4750
Facsimile:   (219) 455-5135

March 20, 2000

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Lincoln Life Flexible Premium Variable Life Account G
         File Nos. 811-05585; 33-22740

Commissioners:

     As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Lincoln Life Flexible Premium Variable Life Account G ("Account G"), a unit investment trust, registered under the Act, on or about February 29, 2000, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30d-1 under the Act
("annual report")  for  each  of  the  management   investment  companies  (the
"Underlying Funds")  issuing   securities  held  by  Account  G.  This  filing
constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

     Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

Please do not hesitate to call me at the above-listed number with any questions.

Sincerely,

/s/ Janet L. Lindenberg

Janet L. Lindenberg
Senior Paralegal